Exhibit 99.4

MATADOR RESOURCES COMPANY ANNOUNCES

CASH TENDER OFFER FOR ANY AND ALL OF ITS OUTSTANDING 5.875% SENIOR NOTES DUE 2026

DALLAS, Texas, March 26, 2024 – Matador Resources Company (NYSE: MTDR) (“Matador”) today announced that it has commenced a cash tender offer (the “Tender Offer”) to purchase any and all of the approximately $699.2 million outstanding aggregate principal amount of its 5.875% senior notes due 2026 (the “2026 Notes”) with a portion of the net proceeds from Matador’s concurrent private placement of $800 million in aggregate principal amount of senior unsecured notes due 2032 (the “New Notes”), which was also announced today by Matador. The Tender Offer is being made pursuant to an offer to purchase and related notice of guaranteed delivery, each dated as of March 26, 2024. The Tender Offer will expire at 5:00 p.m., New York City time, on April 1, 2024 (as such time and date may be extended, the “expiration time”). Tendered 2026 Notes may be withdrawn at any time before the expiration time.

Under the terms of the Tender Offer, holders of the 2026 Notes that are validly tendered and accepted at or prior to the expiration time, or holders who deliver to the depository and information agent a properly completed and duly executed notice of guaranteed delivery and subsequently deliver such 2026 Notes, each in accordance with the instructions described in the offer to purchase, will receive total cash consideration of $1,000.75 per $1,000 principal amount of 2026 Notes, plus an amount equal to any accrued and unpaid interest up to, but not including, the settlement date, which is expected to be April 2, 2024, subject to satisfaction of the Financing Condition described below.

The Tender Offer is contingent upon the satisfaction of certain conditions, including the condition that Matador shall have raised at least $700 million in gross proceeds from the offering of the New Notes on or prior to the settlement date (the “Financing Condition”). The Tender Offer is not conditioned on any minimum amount of 2026 Notes being tendered. Matador may terminate, extend or amend the Tender Offer in its sole discretion and postpone the acceptance for purchase of, and payment for, 2026 Notes tendered.

To the extent any 2026 Notes remain outstanding after the consummation of the Tender Offer, Matador intends to satisfy and discharge any remaining 2026 Notes in accordance with the terms of the indenture governing the 2026 Notes.

The Tender Offer is being made pursuant to the terms and conditions contained in the offer to purchase and related notice of guaranteed delivery, each dated March 26, 2024, copies of which may be requested from the information agent for the tender offer, Global Bondholder Services Corporation, at (212) 430-3774 (brokers and banks) and (855) 654-2015 (all others; toll-free), by email at contact@gbsc-usa.com or via the following web address: www.gbsc-usa.com/matadorresources. BofA Securities, Inc. will act as Dealer Manager for the Tender Offer. Questions regarding the Tender Offer may be directed to the Dealer Manager at (980) 388-4370 (collect) and (888) 292-0070 (toll free), or by email at debt_advisory@bofa.com.

This press release is for informational purposes only, does not constitute a notice of redemption or satisfaction and discharge under the indenture governing the 2026 Notes and is neither an offer to sell nor a solicitation of an offer to buy any security, including the New Notes, nor a solicitation for an offer to purchase any security, including the New Notes or the 2026 Notes, nor does it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Eagle Ford shale play in South Texas and the Haynesville shale and Cotton Valley plays in Northwest Louisiana. Additionally, Matador conducts midstream operations in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, oil, natural gas and produced water gathering services and produced water disposal services to third parties.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about guidance, projected or forecasted financial and operating results, future liquidity, the payment of dividends, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, risks and uncertainties related to the capital markets generally, whether the Company will offer the New Notes or consummate the offering, the anticipated terms of the New Notes and the anticipated use of proceeds, including the repurchase of the 2026 Notes, as well as the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; the operating results of the Company’s midstream oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on the Company’s operations due to seismic events; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; disruption from the Company’s acquisitions making it more difficult to maintain business and operational relationships; significant transaction costs associated with the Company’s acquisitions; the risk of litigation and/or regulatory actions related to the Company’s acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, available borrowing capacity under its revolving credit facilities and otherwise; the operating results of and the availability of any potential distributions from our joint ventures; weather and environmental conditions; and the other factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz

Vice President – Investor Relations

investors@matadorresources.com

(972) 371-5225